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                                                                Exhibit A-3


                            J & J SECURITIES LIMITED

                            STATEMENTS OF OPERATIONS

                                                                                        FOR THE SIX MONTHS ENDED
                                                 FOR THE YEAR ENDED SEPTEMBER 30,       -------------------------
                                              ---------------------------------------    MARCH 31,     MARCH 31,
                                       NOTE      1993          1994          1995          1995          1996
                                       ----   -----------   -----------   -----------   -----------   -----------
                                                             (AUDITED)                         (UNAUDITED)
INTEREST
  Interest income....................         $12,505,268   $13,695,765   $13,022,053   $ 6,395,581   $ 5,568,832
  Interest expense...................          (5,603,931)   (4,851,944)   (4,641,334)   (2,383,791)   (1,029,034)
                                              -----------   -----------   -----------   -----------   -----------
  Net interest income................           6,901,337     8,843,821     8,380,719     4,011,790     4,539,798
  Provision for loan losses..........           3,140,497     1,766,313     1,046,700       624,468        27,226
                                              -----------   -----------   -----------   -----------   -----------
  Net interest income after provision
    for loan losses..................           3,760,840     7,077,508     7,334,019     3,387,322     4,512,572
  Other income.......................             490,958       235,846       336,597       318,030       215,586
                                              -----------   -----------   -----------   -----------   -----------
                                                4,251,798     7,313,354     7,670,616     3,705,352     4,728,158
                                              -----------   -----------   -----------   -----------   -----------
OTHER EXPENSES
  Salaries and employees benefits....             927,531       876,916       941,969       462,183       493,835
  Directors' emoluments..............             449,649       643,539       759,940       383,318       565,546
  Other operating expenses...........           2,374,377     2,605,759     3,104,149     1,496,893     1,897,445
                                              -----------   -----------   -----------   -----------   -----------
  Total other expenses...............           3,751,557     4,126,214     4,806,058     2,342,394     2,956,826
                                              -----------   -----------   -----------   -----------   -----------
  Earnings before income taxes and
    extraordinary item...............             500,241     3,187,140     2,864,558     1,362,958     1,771,332
  (Provision)/credit for income
    taxes............................     6            --       140,948            --            --      (624,625)
                                              -----------   -----------   -----------   -----------   -----------
  Earnings before extraordinary
    item.............................             500,241     3,328,088     2,864,558     1,362,958     1,146,707
  Extraordinary gain from
    extinguishment of debt, net of
    taxes............................     7            --            --            --            --    19,375,677
                                              -----------   -----------   -----------   -----------   -----------
NET EARNINGS.........................         $   500,241   $ 3,328,088   $ 2,864,558   $ 1,362,958   $20,522,384
                                              ===========   ===========   ===========   ===========   ===========
  Earnings per share before
    extraordinary item...............         $    500.24   $  3,328.09   $  2,864.56   $  1,362.96   $  1,146.70
  Extraordinary item.................                  --            --            --            --     19,375.68
                                              -----------   -----------   -----------   -----------   -----------
  Earnings per share.................         $    500.24   $  3,328.09   $  2,864.56   $  1,362.96   $ 20,522.38
                                              ===========   ===========   ===========   ===========   ===========

  Weighted average number of shares
    outstanding......................               1,000         1,000         1,000         1,000         1,000
                                              ===========   ===========   ===========   ===========   ===========

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                See accompanying notes to financial statements.